Discontinued operations	3 Months Ended
Mar. 31, 2012
Discontinued operations [Abstract]
Discontinued operations

3. Discontinued operations

In December 2011, the Company ceased manufacturing operations at its carbon black facility located in Kurnell, Australia. This business was reclassified to discontinued operations in the first quarter of 2012 as run-off activities were completed. This decision was made as a result of deteriorating business conditions including raw material availability and cost, competition in the export markets due to the strength of the Australian dollar and a variety of other factors. The costs related to this closure totaled $41.0 million in the fourth quarter of 2011, of which $20.8 million was recorded as a component of cost of sales and $20.2 million was recorded as a component of depreciation and amortization. The Company estimates that total future closure costs related to this facility will be approximately $1.6 million. The closure is expected to be completed by 2014. The facility is part of the Carbon Materials & Chemicals segment.

Details of the restructuring activities and related reserves for 2012 are as follows:

	Severance and employee benefits	Environmental remediation	Inventory writedowns	Site demolition	Other	Total
(Dollars in millions)
Reserve at December 31, 2011	$1.8	$6.7	$0.0	$6.2	$1.2	$15.9
Charges	0.0	0.0	0.3	0.0	0.0	0.3
Costs charged against assets	0.0	0.0	(0.3)	0.0	0.0	(0.3)
Reversals	(0.1)	0.0	0.0	0.0	0.0	(0.1)
Cash paid	(0.9)	0.0	0.0	0.0	(0.2)	(1.1)
Currency translation	0.0	0.2	0.0	0.2	0.0	0.4

Reserve at March 31, 2012	$0.8	$6.9	$0.0	$6.4	$1.0	$15.1

Net sales and operating profit from discontinued operations for the three months ended March 31, 2012 and 2011 consist of the following amounts:

	Three Months Ended March 31,
	2012	2011
Net sales	$5.1	$17.6
Operating profit	0.3	(0.5)